Exhibit 99.2

Q1 2019 Earnings Call

Legal Disclaimer

This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements contained in this presentation include, but are not limited to, statements about (i) growth of the wind energy market and our addressable market; (ii) the potential impact of the increasing prevalence of auction-based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; (iii) our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow, and ability to achieve or maintain profitability; (iv) changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy. (v) the sufficiency of our cash and cash equivalents to meet our liquidity needs; (vi) our ability to attract and retain customers for our products, and to optimize product pricing; (vii) our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; (viii) competition from other wind blade and wind blade turbine manufacturers; (ix) the discovery of defects in our products; (x) our ability to successfully expand in our existing wind energy markets and into new international wind energy markets; (xi) our ability to successfully expand our transportation business and execute upon our strategy of entering new markets outside of wind energy; (xii) worldwide economic conditions and their impact on customer demand; (xiii) our ability to maintain, protect and enhance our intellectual property; (xiv) our ability to comply with existing, modified or new laws and regulations applying to our business, including the imposition of new taxes, duties or similar assessments on our products; (xv) the attraction and retention of qualified employees and key personnel; (xvi) our ability to maintain good working relationships with our employees, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our employees; (xvii) our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers and (xviii) the potential impact of one or more of our customers becoming bankrupt or insolvent, or experiencing other financial problems.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward-looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10-K for the year ended December 31, 2018.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

This presentation includes unaudited non-GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define total billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long-term supply agreements or other contractual agreements. We define EBITDA as net income (loss) attributable to the Company plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share-based compensation expense, plus or minus any gains or losses from foreign currency remeasurement and any gains or losses on the sale of assets. We define net cash (debt) as the total principal amount of debt outstanding less unrestricted cash and cash equivalents. We define free cash flow as net cash flow generated from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

tpi Q1 2019 Earnings Call May 8, 2019 | 2

Q1 2019 Earnings Call Agenda • Q1 2019 Highlights • Q1 2019 Financial Highlights • Guidance for 2019 and 2020 Targets • Q&A • Appendix – Non - GAAP Information 3 May 8, 2019

Q1 2019 Highlights

Q1 2019 Highlights

Q1 2019 Highlights

- Operating results and year-over-year compared to 2018:
  - Net sales were up 18.0% to $299.8 million for the quarter
  - Total billings were up 24.9% to $279.5 million for the quarter
  - Net loss for the quarter was $12.1 million compared to net income of $8.6 million in 2018.
  - Adjusted EBITDA for the quarter was $2.9 million or 1.0% of sales
- GE executed a joint development agreement to cooperatively develop advanced blade technology for future wind turbines
- Continued progress on diversification strategy with additional focus of senior talent to accelerate progress on this strategic initiative
- Bill Siwek was promoted to President responsible for global operations, supply chain, finance, HR, legal and IT. Ramesh Gopalakrishnan was promoted to Chief Operating Officer for Wind responsible for our global wind blade operations. Bryan Schumaker was hired as Chief Financial Officer responsible for finance, accounting and investor relations.

Net Sales and Adjusted EBITDA ($ in millions)


Net Sales
Adjusted EBITDA
$400
$200
$0
$254
$300
$27
$3
1Q18
1Q19
1Q18
1Q19

	1Q18	1Q19
Sets invoiced	569	662
Est. MW	1,464	1,861
Dedicated lines(1)	46	54
Lines installed(2)	38	49

(1) Number of wind blade manufacturing lines dedicated to our customers under long-term supply agreements at the end of the quarter.
(2) Number of wind blade manufacturing lines installed that are either in operation, startup or transition at the end of the quarter.

tpi
Q1 2019 Earnings Call
May 8, 2019
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Q1 2019 Earnings Call Existing Contracts Provide for ~$6.3 Billion in Potential Revenue through 2023 (1) 6 May 8, 2019 Long - term Supply Agreements (1) Long - term supply agreements provide for estimated minimum aggregate volume commitments from our customers of approximately $ 3.6 billion and encourage our customers to purchase additional volume up to, in the aggregate, an estimated total potential revenue of approximately $6.3 billion through the end of 2023 (1) Note: Our contracts with certain of our customers are subject to termination or reduction on short notice, generally with substantial penalties, and contain l iqu idated damages provisions, which may require us to make unanticipated payments to our customers or our customers to make payments to us. (1) As of March 31, 2019. The chart depicts the term of the longest contract in each location and excludes potential revenue from Senvion lines. 2019 2020 2021 2022 2023 China India Iowa Mexico Turkey

Q1 2019 Financial Highlights

Q1 2019 Earnings Call Q1 2019 Financial Highlights (1) (unaudited) 8 May 8, 2019 (1) See pages 17 – 19 for reconciliations of non - GAAP financial data ($ in millions, except per share data and KPIs) Q1 ’19 Q1 ’18 ∆ Select Financial Data Net Sales $ 299.8 $ 254.0 18.0% Total Billings $ 279.5 $ 223.7 24.9% Net Income (Loss) $ (12.1) $ 8.6 NM Diluted Earnings (Loss) Per Share $ (0.35) $ 0.24 $ (0.59) Adjusted EBITDA $ 2.9 $ 27.4 -89.3% Adjusted EBITDA Margin 1.0% 10.8% -980 bps Net Cash (Debt) $ (81.9) $ 11.1 $ (93.1) Free Cash Flow $ (30.8) $ (14.7) $ (16.1) Capital Expenditures $ 18.7 $ 11.7 $ 7.0 Key Performance Indicators (KPIs) Sets Invoiced 662     569     93 Estimated Megawatts 1,861     1,464     397 Utilization 64% 71% -700 bps Dedicated Wind Blade Manufacturing Lines 54     46     8 lines Wind Blade Manufacturing Lines Installed 49     38     11 lines Wind Blade Manufacturing Lines in Operation 31     24     7 lines Wind Blade Manufacturing Lines in Startup 13     10     3 lines Wind Blade Manufacturing Lines in Transition 5     4     1 line

Income Statement Summary[(1)]

(unaudited)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Change $	Change %
($ in thousands, except per share amounts)				
Net sales	$ 299,780	$ 253,981	$ 45,799	18.0%
Cost of sales	$ 283,038	$ 210,988	$ 72,050	34.1%
Startup and transition costs	$ 18,178	$ 14,735	$ 3,443	23.4%
Total cost of goods sold	$ 301,216	$ 225,723	$ 75,493	33.4%
Cost of goods sold %	*100.5%*	*88.9%*		*1160 bps*
Gross profit (loss)	$ (1,436)	$ 28,258	$ (29,694)	-105.1%
Gross profit (loss) %	*-0.5%*	*11.1%*		*-1160 bps*
General and administrative expenses	$ 10,220	$ 11,163	$ (943)	-8.4%
General and administrative expenses %	*3.4%*	*4.4%*		*-100 bps*
Income (loss) from operations	$ (11,656)	$ 17,095	$ (28,751)	-168.2%
Income (loss) before income taxes	$ (16,704)	$ 10,605	$ (27,309)	-257.5%
Net income (loss)	$ (12,104)	$ 8,648	$ (20,752)	NM
Weighted-average common shares outstanding:				
Basic	34,906	34,049		
Diluted	34,906	35,479		
Net income (loss) per common share:				
Basic	$ (0.35)	$ 0.25	$ (0.60)	
Diluted	$ (0.35)	$ 0.24	$ (0.59)	
Non-GAAP Metrics				
Total billings	$ 279,471	$ 223,701	$ 55,770	24.9%
EBITDA	$ (4,097)	$ 20,974	$ (25,071)	-119.5%
EBITDA margin	*-1.4%*	*8.3%*		*-970 bps*
Adjusted EBITDA	$ 2,925	$ 27,373	$ (24,448)	-89.3%
Adjusted EBITDA margin	*1.0%*	*10.8%*		*-980 bps*

(1) See pages 17 – 19 for reconciliations of non-GAAP financial data tpi

Q1 2019 Earnings Call

May 8, 2019

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Q1 2019 Earnings Call Key Balance Sheet and Cash Flow Data (1) (unaudited) 10 May 8, 2019 (1) See page 18 for the reconciliation s of net cash (debt) and free cash flow March 31, December 31, ($ in thousands) 2019 2018 Balance Sheet Data: Cash and cash equivalents 78,319$ 85,346$ Restricted cash 1,850$ 3,555$ Accounts receivable 167,209$ 176,815$ Contract assets 133,110$ 116,708$ Total debt-current and noncurrent, net 159,438$ 137,623$ Net debt (1) (81,946)$ (53,155)$ ($ in thousands) 2019 2018 Cash Flow Data: Net cash used in operating activities (12,091)$ (3,032)$ Capital expenditures 18,709$ 11,714$ Free cash flow (1) (30,800)$ (14,746)$ Three Months Ended March 31,

Guidance for 2019 and Targets for 2020

Q1 2019 Earnings Call 2019 EBITDA Guidance Bridge ($ in millions) 12 May 8, 2019

Q1 2019 Earnings Call 2019 Guidance Metrics and 2020 Targets 13 May 8, 2019 Note: All references to lines refers to wind blade manufacturing lines 2019 Guidance Updated 2019 Guidance Previous 2020 Target Total Billings $1.45B – $1.5B $1.5B – $1.6B $1.7B – $1.9B Net Sales $1.45B – $1.5B $1.5B – $1.6B $1.7B – $1.9B Adjusted EBITDA $80M – $85M $120M – $130M $170M – $190M Earnings (Loss) per Share – FD ($0.03) – ($0.09) $1.34 – $1.45 Sets 3,200 – 3,300 3,300 – 3,500 Average Selling Price per Blade $135K – $140K $135K – $140K Non - Blade Billings $100M – $105M $115M – $120M G&A Costs as a % of Billings (incl. SBC and loss on sale of receivables) 4.0% – 4.25% 4.0% – 4.25% Estimated MW 9,400 – 9,700 9,800 – 10,400 Dedicated Lines - EOY 60 – 63 62 – 65 Share - Based Compensation $7M – $8M $9M – $9.5M Depreciation & Amortization $41M – $42M $40M – $45M Net Interest Expense $8.5M – $9.5M $8M – $9M Capital Expenditures $95M – $100M $95M – $100M Effective Tax Rate NM 20% – 25%

Q1 2019 Earnings Call 2019 Startup and Transition Guidance Metrics 14 May 8, 2019 Q1A Q2F Q3F Q4F 2019 Guidance Updated 2019 Guidance Previous Lines Installed – end of period (1) 49 50 48 48 48 - 50 50 – 52 Lines in Startup – during period 13 13 10 4 14 14 Lines in Transition – during period 5 7 8 4 10 10 Startup Costs $16.1M $14.4M – $15.0M $7.5M – $8.0M $5.0M – $5.9M $43.0M – $45.0M $30.0M – $33.0M Transition Costs $2.1M $9.0M – $9.5M $8.0M – $8.5M $3.0M – $3.9M $22.1M – $24.0M $22.0M – $25.0M Line Utilization % (based on 50 lines in Q1/Q2 and 48 lines in Q3/Q4) 64% 73% - 75% 90% - 92% 95% - 97% 80% - 82% 84% – 86% Sets 662 733 - 768 875 - 903 930 - 967 3,200 – 3,300 3,300 – 3,500 Note: All references to lines refers to wind blade manufacturing lines (1) Assumes Senvion lines get deinstalled at the end of Q2

Q&A

Appendix – Non - GAAP Information This presentation includes unaudited non - GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net cash/deb t and free cash flow. We define total billings as the total amounts we have invoiced our customers for products and services fo r w hich we are entitled to payment under the terms of our long - term supply agreements or other contractual agreements. We define EBITDA as net income plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define adjusted EBITDA as EBITDA plus share - based compensation expense plus or minus any gains or losses from foreign currency transactions, plus or minus any gains or losses from the sale of assets. We define net cas h/debt as the total principal amount of debt outstanding less unrestricted cash and cash equivalents. We define free cash flow as ne t c ash flow generated from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures repor ted in accordance with GAAP. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures.

Q1 2019 Earnings Call Non - GAAP Reconciliations (unaudited) Net sales is reconciled to total billings as follows: Net income (loss) is reconciled to EBITDA and adjusted EBITDA as follows: 17 May 8, 2019 Three Months Ended March 31, ($ in thousands) 2019 2018 Net income (loss) $ (12,104) $ 8,648 Adjustments: Depreciation and amortization 10,659 7,072 Interest expense (net of interest income) 1,948 3,297 Income tax provision (benefit) (4,600) 1,957 EBITDA (4,097) 20,974 Share - based compensation expense 985 2,388 Realized loss on foreign currency remeasurement 3,802 4,011 Realized loss on sale of assets 2,235 — Adjusted EBITDA $ 2,925 $ 27,373 Three Months Ended March 31, ($ in thousands) 2019 2018 Net sales $ 299,780 $ 253,981 Change in gross contract assets (17,056) (24,396) Foreign exchange impact (3,253) (5,884) Total billings $ 279,471 $ 223,701

Q1 2019 Earnings Call Non - GAAP Reconciliations (continued) (unaudited) Net cash (debt) is reconciled as follows: Free cash flow is reconciled as follows: 18 May 8, 2019 Three Months Ended March 31, ($ in thousands) 2019 2018 Net cash used in operating activities $ (12,091) $ (3,032) Less capital expenditures (18,709) (11,714) Free cash flow $ (30,800) $ (14,746) March 31, December 31, March 31, ($ in thousands) 2019 2018 2018 Cash and cash equivalents $ 78,319 $ 85,346 $ 138,841 Less total debt, net of debt issuance costs (159,438) (137,623) (125,743) Less debt issuance costs (827) (878) (1,990) Net cash (debt) $ (81,946) $ (53,155) $ 11,108

Q1 2019 Earnings Call Non - GAAP Reconciliations (continued) (unaudited) A reconciliation of the low end and high end ranges of projected net loss to projected EBITDA and projected adjusted EBITDA is as follows: 19 May 8, 2019 2019 Adjusted EBITDA Guidance Range (1) ($ in thousands) Low End High End Projected net loss $ (3,000) $ (1,000) Adjustments: Projected depreciation and amortization 41,000 42,000 Projected interest expense (net of interest income) 9,000 9,000 Projected income tax provision 15,000 16,500 Projected EBITDA 62,000 66,500 Projected share - based compensation expense 7,500 7,500 Projected realized loss on foreign currency remeasurement 3,500 4,000 Projected loss on sale of assets 7,000 7,000 Projected Adjusted EBITDA $ 80,000 $ 85,000 (1) All figures presented are projected estimates for the full year ending December 31, 2019.